LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$[878,373,000] (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-WF3 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay
To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	[$436,980,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
A2(4)	[$276,771,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
A3(4)	[$54,274,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
M1	[$30,456,000]	1 M LIBOR	[ ]	[ ]	[9.55%]	TBD	[7/25/2035]	[AA+/AA+]
M2	[$19,421,000]	1 M LIBOR	[ ]	[ ]	[7.35%]	TBD	[7/25/2035]	[AA/AA]
M3	[$9,711,000]	1 M LIBOR	[ ]	[ ]	[6.25%]	TBD	[7/25/2035]	[AA-/AA-]
M4	[$9,711,000]	1 M LIBOR	[ ]	[ ]	[5.15%]	TBD	[7/25/2035]	[A+/A+]
M5	[$9,269,000]	1 M LIBOR	[ ]	[ ]	[4.10%]	TBD	[7/25/2035]	[A/A]
M6	[$5,738,000]	1 M LIBOR	[ ]	[ ]	[3.45%]	TBD	[7/25/2035]	[A-/A-]
M7	[$4,855,000]	1 M LIBOR	[ ]	[ ]	[2.90%]	TBD	[7/25/2035]	[BBB+/BBB+]
M8	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[2.40%]	TBD	[7/25/2035]	[BBB/BBB]
M9	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[1.90%]	TBD	[7/25/2035]	[BBB-/BBB-]
B1	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[1.40%]	TBD	[7/25/2035]	[BB+/BB+]
B2	[$7,945,000]	1 M LIBOR	[ ]	[ ]	[0.50%]	TBD	[7/25/2035]	[BB/NR]

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	[$436,980,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
A2(4)	[$276,771,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
A3(4)	[$54,274,000]	1 M LIBOR	[ ]	[ ]	[13.00%]	TBD	[7/25/2035]	[AAA/AAA]
M1	[$30,456,000]	1 M LIBOR	[ ]	[ ]	[9.55%]	TBD	[7/25/2035]	[AA+/AA+]
M2	[$19,421,000]	1 M LIBOR	[ ]	[ ]	[7.35%]	TBD	[7/25/2035]	[AA/AA]
M3	[$9,711,000]	1 M LIBOR	[ ]	[ ]	[6.25%]	TBD	[7/25/2035]	[AA-/AA-]
M4	[$9,711,000]	1 M LIBOR	[ ]	[ ]	[5.15%]	TBD	[7/25/2035]	[A+/A+]
M5	[$9,269,000]	1 M LIBOR	[ ]	[ ]	[4.10%]	TBD	[7/25/2035]	[A/A]
M6	[$5,738,000]	1 M LIBOR	[ ]	[ ]	[3.45%]	TBD	[7/25/2035]	[A-/A-]
M7	[$4,855,000]	1 M LIBOR	[ ]	[ ]	[2.90%]	TBD	[7/25/2035]	[BBB+/BBB+]
M8	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[2.40%]	TBD	[7/25/2035]	[BBB/BBB]
M9	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[1.90%]	TBD	[7/25/2035]	[BBB-/BBB-]
B1	[$4,414,000]	1 M LIBOR	[ ]	[ ]	[1.40%]	TBD	[7/25/2035]	[BB+/BB+]
B2	[$7,945,000]	1 M LIBOR	[ ]	[ ]	[0.50%]	TBD	[7/25/2035]	[BB/NR]

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumes a closing date of 7/29/05 and first payment date of 8/25/05.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1, A2 and A3 Certificates are the Senior Certificates.

Origination and Servicing

Wells Fargo Home Mortgage has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Mortgage Insurance

Approximately 99.9% of the Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., PMI, United Guaranty, Republic Mortgage Insurance Corp., Triad Guaranty and Amerin Guaranty.  This coverage will generally reduce the LTV of the insured loans to 80%.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1, A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be allocated to the Class A1, A2 and A3 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

Stepdown Date

The “Stepdown Date” is the earlier to occur of:

(i)

the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced  to zero; and,

(ii)

the later to occur of:

(x)

the Distribution Date occurring in August 2008 (37th Distribution Date); and

(y)

the first Distribution Date upon which the original Senior Enhancement Percentage  (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of [34.50%].

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on July 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Securities Administrator Fee, Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, Class A2 and Class A3 Certificates on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(5)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	151,997,000	4.34
2	851,493,000	3.70	32	142,139,000	4.35
3	825,432,000	3.86	33	134,093,000	4.35
4	800,164,000	4.00	34	127,510,000	4.36
5	775,666,000	4.12	35	121,250,000	4.37
6	751,913,000	4.16	36	115,299,000	4.38
7	728,884,000	4.18	37	109,641,000	4.39
8	706,556,000	4.21	38	104,259,000	4.39
9	684,908,000	4.21	39	99,141,000	4.40
10	663,919,000	4.22	40	94,274,000	4.41
11	643,569,000	4.23	41	89,646,000	4.42
12	623,839,000	4.24	42	85,244,000	4.43
13	600,295,000	4.24	43	81,059,000	4.43
14	576,895,000	4.25	44	77,078,000	4.44
15	553,684,000	4.25	45	73,293,000	4.45
16	530,704,000	4.26	46	69,693,000	4.46
17	507,997,000	4.29	47	66,270,000	4.47
18	485,602,000	4.28	48	63,015,000	4.48
19	463,556,000	4.25	49	59,919,000	4.49
20	441,895,000	4.25	50	56,975,000	4.50
21	420,651,000	4.25	51	54,176,000	4.51
22	399,855,000	4.25	52	51,514,000	4.52
23	379,536,000	4.26	53	48,982,000	4.53
24	359,718,000	4.28	54	46,575,000	4.53
25	291,426,000	4.29	55	44,286,000	4.54
26	254,723,000	4.30	56	42,108,000	4.55
27	222,642,000	4.31	57	40,038,000	4.55
28	198,253,000	4.31	58	38,069,000	4.55
29	179,238,000	4.32	59	36,196,000	4.56
30	164,141,000	4.33	60	34,409,000	4.56

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2 and A3 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts(1), to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

(1)

Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the Optimal Interest Remittance Amount (as defined below) for such date over (ii) any Net Swap Payment and any Net Swap Termination Payment due to the Swap Counterparty and (2) 12, and the denominator of which is the pool balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the pool balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Securities Administrator Fee and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services, on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, and A3 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2 and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates, of which the Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

August 2008 to July 2009

[TBD]% for the first month, plus an additional 1/12th

of [TBD]% for each month thereafter

August 2009 to July 2010

[TBD]% for the first month, plus an additional 1/12th

of [TBD]% for each month thereafter

August 2010 to July 2011

[TBD]% for the first month, plus an additional 1/12th

of [TBD]% for each month thereafter

August 2011 and thereafter

[TBD]%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

 “Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Mike Hitzmann	(212) 526-5806
	Nick Stimola	(212) 526-0212

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Fitch	Peter Dizdar	(212) 908-0207

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WF3
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in August 2005.
Statistical Cut-off Date:	June 1, 2005
Cut-Off Date:	July 1, 2005
Pricing Date:	Week of July 11, 2005
Closing Date:	July 29, 2005
Settlement Date:	July 29, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	June 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Securities Administrator Fee:	[0.002%]
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2 and A3. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	The Class A1, A2, A3, M1, M2 and M3 Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class A2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class A3
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M3
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M4
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M5
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

(1)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M7
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M8
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M9
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class B1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class B2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

(2)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class A2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class A3
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M3
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M4
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M5
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

(3)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M7
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M8
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class M9
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class B1
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

Class B2
Avg. Life (yrs)
Window (mos)
Expected Final Mat.

(4)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1		39
2		40
3		41
4		42
5		43
6		44
7		45
8		46
9		47
10		48
11		49
12		50
13		51
14		52
15		53
16		54
17		55
18		56
19		57
20		58
21		59
22		60
23		61
24		62
25		63
26		64
27		65
28		66
29		67
30		68
31		69
32		70
33		71
34		72
35		73
36		74
37		75
38		76

(1)

Based on one-month LIBOR, six-month LIBOR, and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Excess Spread (1)(2)(3)(4)

Period	Excess Spread	Period	Excess Spread
1		31
2		32
3		33
4		34
5		35
6		36
7		37
8		38
9		39
10		40
11		41
12		42
13		43
14		44
15		45
16		46
17		47
18		48
19		49
20		50
21		51
22		52
23		53
24		54
25		55
26		56
27		57
28		58
29		59
30		60

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

(4)

Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

Breakeven CDR Table (1)

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR and one-year CMT curves. Other assumptions include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1
M2
M3
M4
M5
M6
M7
M8
M9
B1
B2

(1)      Assumes a closing date of 7/29/2005 and first payment date of 8/25/2005.

SASCO 2005-WF3 Collateral Summary

Total Number of Loans	5,247	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	882,786,993	Yes	38.7%
Average Loan Principal Balance	168,246	No	61.3%
Fixed Rate	17.2%
Adjustable Rate	82.8%	Primary Mortgage Insurance Coverage
Prepayment Penalty	72.4%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	6.8%	Yes	99.9%
Weighted Average Margin	3.7%	No	0.1%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	12.8%	First	100.0%
Weighted Average Floor	5.3%
Weighted Average Original Term (mo.)	352	Loan Purpose
Weighted Average Remaining Term (mo.)	351	Cash Out Refinance	61.9%
Weighted Average Loan Age (mo.)	1	Purchase	31.7%
Weighted Average LTV	79.2%	Rate/Term Refinance	6.4%
Weighted Average Effective Combined LTV	73.9%
Weighed Average Full Combined LTV	82.2%
% of Loans with Junior Liens	15.9%
Non-Zero Weighted Average FICO	620	Geographic Distribution
% IO Loans	1.3%	(Other states account individually for less than
		3% of the Cut-off Date principal balance)
Product Type		California	17.9%
2/28 ARM (LIBOR)	78.8%	Maryland	9.1%
Fixed Rate	14.8%	Florida	7.0%
3/27 ARM (LIBOR)	3.5%	Virginia	4.9%
Balloon	2.4%	Arizona	4.4%
Other	0.4%	Illinois	4.3%
		New Jersey	4.3%
Documentation		New York	3.8%
Full	99.5%	Texas	3.7%
Stated	0.5%
		Occupancy Status
		Primary Home	97.2%
		Investment	1.8%
		Second Home	0.9%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
/28 ARM (Libor)	4,101	695,986,365.61	78.84%	6.797%	100.00%	614	80.92%	99.64%	43.57%
3/27 ARM (Libor)	152	31,257,143.23	3.54	6.240	100.00	638	78.74	99.10	26.14
1 Year ARM	17	3,862,397.86	0.44	7.247	100.00	612	83.25	100.00	50.00
Balloon	118	21,414,170.38	2.43	6.490	0.00	665	73.15	99.29	22.38
Fixed Rate	859	130,266,916.27	14.76	6.755	0.00	645	71.21	98.62	17.95
Total:	5,247	882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	351	$13,488,605.80	1.53%	8.216%	71.44%	594	72.10%	99.78%	33.49%
50,000.01 - 100,000.00	1,212	93,151,654.74	10.55	7.511	78.28	606	79.20	99.78	38.78
100,000.01 - 150,000.00	1,208	150,331,821.62	17.03	7.132	83.36	612	80.86	99.83	40.79
150,000.01 - 200,000.00	1,008	175,423,702.59	19.87	6.780	83.75	615	79.40	99.61	40.16
200,000.01 - 250,000.00	572	127,777,792.32	14.47	6.728	83.64	617	79.17	99.13	39.98
250,000.01 - 300,000.00	358	98,311,711.38	11.14	6.500	82.72	621	79.30	99.44	37.32
300,000.01 - 350,000.00	190	61,314,881.88	6.95	6.396	86.36	629	80.32	99.49	41.13
350,000.01 - 400,000.00	121	45,435,177.46	5.15	6.323	78.37	639	78.75	100.00	36.79
400,000.01 - 450,000.00	82	34,931,597.94	3.96	6.210	85.07	635	79.67	100.00	41.47
450,000.01 - 500,000.00	41	19,331,400.77	2.19	6.193	75.65	643	76.79	95.11	34.00
500,000.01 - 550,000.00	31	16,212,503.17	1.84	6.315	93.42	633	79.90	100.00	32.44
550,000.01 - 600,000.00	34	19,566,019.06	2.22	6.366	85.22	650	78.49	100.00	47.00
600,000.01 - 650,000.00	18	11,412,327.24	1.29	6.034	83.26	642	75.50	94.61	22.12
650,000.01 >=	21	16,097,797.38	1.82	5.601	86.27	663	70.29	100.00	8.57
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1st Lien	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,108	$546,842,872.97	61.95%	6.728%	78.14%	614	76.07%	99.26%	34.54%
Purchase	1,756	279,765,789.92	31.69	6.854	93.72	632	85.24	99.83	46.22
Rate/Term Refinance	383	56,178,330.46	6.36	6.696	74.10	621	80.01	99.63	41.58
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Primary Home	5,053	$858,290,984.69	97.23%	6.769%	82.83%	620	79.44%	99.48%	39.63%
Investment	149	16,185,712.75	1.83	6.762	74.55	641	68.85	98.46	0.00
Second Home	45	8,310,295.91	0.94	6.440	97.21	636	77.42	100.00	16.56
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	299	$40,397,686.00	4.58%	6.668%	0.00%	655	69.98%	99.62%	19.68%
181 - 240	6	1,247,565.41	0.14	6.125	0.00	686	68.78	100.00	0.00
241 - 360	4,942	841,141,741.94	95.28	6.771	86.92	619	79.69	99.46	39.66
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 180	299	$40,397,686.00	4.58%	6.668%	0.00%	655	69.98%	99.62%	19.68%
181 - 240	6	1,247,565.41	0.14	6.125	0.00	686	68.78	100.00	0.00
241 - 360	4,942	841,141,741.94	95.28	6.771	86.92	619	79.69	99.46	39.66
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
California	535	$157,906,074.77	17.89%	6.034%	74.80%	643	73.46%	98.65%	23.59%
Maryland	359	80,244,023.68	9.09	6.665	83.81	616	79.27	100.00	39.91
Florida	361	61,722,756.10	6.99	6.924	78.60	613	80.74	100.00	43.69
Virginia	223	43,658,805.80	4.95	6.768	85.32	608	78.13	98.85	34.93
Arizona	216	38,929,239.05	4.41	6.823	88.50	616	79.92	99.78	45.30
Illinois	256	38,346,435.97	4.34	6.963	95.55	619	84.34	100.00	57.13
New Jersey	162	38,036,964.27	4.31	6.772	82.83	618	74.84	99.54	26.97
New York	166	33,117,611.66	3.75	6.665	68.86	612	72.82	99.06	25.62
Texas	312	32,986,228.04	3.74	7.430	68.33	608	79.80	99.37	26.55
Wisconsin	198	24,563,073.11	2.78	7.303	92.65	618	82.42	100.00	47.33
Other	2,459	333,275,780.90	37.75	6.982	86.80	617	81.99	99.61	45.42
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
< = 60.00%	470	$69,251,425.98	7.84%	6.428%	57.79%	622	49.09%	97.77%	0.00%
60.01 - 70.00%	625	114,223,220.14	12.94	6.451	70.03	611	66.52	98.97	0.00
70.01 – 80.00%	2,099	357,333,883.72	40.48	6.506	83.19	619	78.16	99.44	0.00
80.01 – 85.00%	512	90,896,147.64	10.30	6.981	86.52	615	84.45	100.00	100.00
85.01 – 90.00%	849	143,539,435.44	16.26	7.146	92.00	616	89.72	100.00	100.00
90.01 – 95.00%	350	54,779,609.23	6.21	7.336	93.18	639	94.69	100.00	100.00
95.01 – 100.00%	342	52,763,271.20	5.98	7.655	98.69	646	99.94	100.00	99.16
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
< = 60.00%	470	$69,251,425.98	7.84%	6.428%	57.79%	622	49.09%	97.77%	0.00%
60.01 - 70.00%	964	166,541,389.38	18.87	6.828	79.03	622	77.02	99.29	31.41
70.01 – 80.00%	3,810	646,549,076.03	73.24	6.785	86.46	620	83.01	99.69	44.73
95.01 – 100.00%	3	445,101.96	0.05	8.029	100.00	623	99.78	100.00	0.00
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

*LTV after taking mortgage insurance into account.  This does not reflect subordinate lien balances.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
< = 60.00%	462	$67,504,068.85	7.65%	6.439%	58.18%	620	48.93%	98.02%	0.00%
60.01 - 70.00%	613	109,769,770.91	12.43	6.464	69.12	610	66.41	98.92	0.00
70.01 – 80.00%	1,320	230,364,110.85	26.10	6.756	79.47	606	77.24	99.14	0.00
80.01 – 85.00%	511	92,247,011.43	10.45	6.927	86.27	616	84.05	100.00	97.23
85.01 – 90.00%	869	151,272,444.89	17.14	7.087	91.95	618	88.88	99.86	94.42
90.01 – 95.00%	428	69,262,312.67	7.85	7.095	92.96	635	91.41	100.00	81.56
95.01 – 100.00%	1,044	162,367,273.75	18.39	6.588	92.28	645	86.38	100.00	32.35
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

*Includes all liens on the mortgaged property.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Not Available	32	$2,347,891.34	0.27%	9.147%	88.90%	N/A	73.08%	100.00%	19.34%
499	1	203,000.00	0.02	6.875	100.00	497	68.81	100.00	0.00
500 - 520	109	12,399,736.21	1.40	8.874	98.84	511	68.96	99.06	0.52
521 - 540	225	31,314,315.67	3.55	8.313	96.28	531	72.06	100.00	9.72
541 - 560	399	57,979,271.77	6.57	7.540	93.45	551	73.63	99.33	20.64
561 - 580	670	108,384,910.26	12.28	7.091	88.78	570	78.01	99.43	42.62
581 - 600	799	126,998,654.83	14.39	6.872	87.77	591	78.73	99.09	38.33
601 - 620	860	133,793,397.17	15.16	6.805	85.47	610	81.86	99.89	46.59
621 - 640	692	119,798,967.43	13.57	6.648	83.20	630	82.15	99.47	47.72
641 - 660	560	102,427,425.02	11.60	6.438	78.30	650	81.33	99.30	43.79
661 - 680	387	74,693,603.12	8.46	6.157	78.46	670	81.82	100.00	41.97
681 - 700	218	45,595,054.87	5.16	6.091	65.89	689	78.76	98.45	33.38
701 - 720	118	26,731,158.14	3.03	6.007	67.03	709	77.81	99.12	34.02
721 - 740	69	15,863,644.70	1.80	6.002	60.53	729	77.89	100.00	19.60
741 - 760	42	8,778,331.22	0.99	6.113	67.38	751	81.54	100.00	47.05
761 - 780	36	8,978,423.40	1.02	5.730	61.12	770	70.84	100.00	27.60
781 >=	30	6,499,208.20	0.74	5.568	42.18	795	65.66	100.00	21.27
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Single Family	4,833	$804,346,205.46	91.11%	6.783%	82.87%	619	79.44%	99.53%	39.46%
Condominium	247	43,896,459.48	4.97	6.605	85.45	640	80.06	98.41	35.27
2-4 Family	135	26,957,898.83	3.05	6.572	81.98	626	72.24	99.07	19.90
PUD	32	7,586,429.58	0.86	6.588	64.70	639	77.18	100.00	43.01
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$202,369,418.63	$3,112,041.00	$490,504,905.98	$0.00	$0.00	$0.00	$695,986,365.61
Fixed Rate	27,785,327.10	5,882,599.38	4,215,179.07	92,383,810.72	0.00	0.00	130,266,916.27
3/27 ARM (Libor)	6,545,373.90	0.00	1,466,540.02	23,245,229.31	0.00	0.00	31,257,143.23
Balloon	2,677,544.33	217,652.90	143,000.00	18,375,973.15	0.00	0.00	21,414,170.38
1 Year ARM	3,862,397.86	0.00	0.00	0.00	0.00	0.00	3,862,397.86
Total:	$243,240,061.82	$9,212,293.28	$496,329,625.07	$134,005,013.18	$0.00	$0.00	$882,786,993.35

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	29.08%	0.45%	70.48%	0.00%	0.00%	0.00%	78.84%
Fixed Rate	21.33	4.52	3.24	70.92	0.00	0.00	14.76
3/27 ARM (Libor)	20.94	0.00	4.69	74.37	0.00	0.00	3.54
Balloon	12.50	1.02	0.67	85.81	0.00	0.00	2.43
1 Year ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.44
Total:	27.55%	1.04%	56.22%	15.18%	0.00%	0.00%	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
6 MO. INT. AMT PREPAID >20% ORIGBAL	2,785	$478,116,158.90	54.16%	6.579%	81.34%	622	78.98%	99.63%	38.82%
NONE	1,346	243,240,061.82	27.55	7.051	87.48	619	78.48	98.99	35.21
2% OF UPB	396	67,825,384.60	7.68	6.786	84.88	611	79.91	99.23	38.97
2 MO. INT. AMT OF PREPAID >20% ORIGBAL	203	29,885,227.12	3.39	6.883	97.81	617	84.68	100.00	60.24
2 MO. INT. AMT PREPAID >20% ORIGBAL	157	23,773,495.77	2.69	6.804	43.18	639	77.09	100.00	33.47
Other	360	39,946,665.14	4.53	7.123	80.97	617	82.77	100.00	44.76
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Full	5,225	$878,072,571.63	99.47%	6.767%	82.95%	620	79.32%	100.00%	38.90%
Stated	22	4,714,421.72	0.53	6.525	58.74	618	62.30	0.00	0.00
Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	355	$88,455,544.71	10.02%	5.160%	100.00%	656	75.29%	99.54%	12.00%
5.501 to 6.000	571	126,919,509.58	14.38	5.822	100.00	634	76.47	99.41	23.25
6.001 to 6.500	645	123,523,648.60	13.99	6.339	100.00	623	79.59	99.89	36.46
6.501 to 7.000	835	140,937,745.54	15.97	6.817	100.00	611	82.13	99.78	50.56
7.001 to 7.500	548	82,979,465.42	9.40	7.328	100.00	600	84.31	99.01	59.59
7.501 to 8.000	498	73,744,508.91	8.35	7.801	100.00	595	86.21	99.58	69.84
8.001 to 8.500	298	39,192,300.93	4.44	8.305	100.00	584	85.77	99.96	62.56
8.501 to 9.000	269	31,509,624.79	3.57	8.784	100.00	574	85.13	100.00	66.07
9.001 to 9.500	134	13,963,732.61	1.58	9.267	100.00	560	82.77	100.00	48.62
9.501 to 10.000	63	5,988,252.61	0.68	9.776	100.00	539	77.12	100.00	36.02
10.001 to 10.500	30	2,298,160.51	0.26	10.316	100.00	533	78.80	100.00	34.50
10.501 to 11.000	18	1,291,779.49	0.15	10.803	100.00	526	81.81	100.00	49.86
>=11.001	6	301,633.00	0.03	11.331	100.00	562	83.95	100.00	91.30
Subtotal (ARM Loans):	4,270	$731,105,906.70	82.82%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Fixed Rate Loans:
Less than 5.501	30	$9,030,734.79	1.02%	5.315%	0.00%	732	58.97%	100.00%	0.00%
5.501 to 6.000	128	32,072,368.88	3.63	5.843	0.00	682	67.55	98.53	5.33
6.001 to 6.500	171	32,323,881.58	3.66	6.345	0.00	651	69.18	99.37	12.08
6.501 to 7.000	233	37,062,914.02	4.20	6.815	0.00	633	73.65	96.91	20.56
7.001 to 7.500	132	16,697,319.33	1.89	7.288	0.00	624	73.92	99.67	23.68
7.501 to 8.000	107	10,671,637.83	1.21	7.772	0.00	618	78.80	99.35	42.25
8.001 to 8.500	69	6,624,240.44	0.75	8.323	0.00	603	81.38	100.00	51.70
8.501 to 9.000	53	4,448,321.51	0.50	8.820	0.00	582	78.22	100.00	36.65
9.001 to 9.500	21	1,263,028.08	0.14	9.333	0.00	588	79.26	100.00	54.83
9.501 to 10.000	17	832,624.16	0.09	9.791	0.00	588	85.04	100.00	76.14
10.001 to 10.500	8	287,892.18	0.03	10.242	0.00	560	62.36	100.00	31.52
10.501 to 11.000	5	238,170.00	0.03	10.715	0.00	540	70.02	100.00	0.00
>=11.001	3	127,953.85	0.01	11.342	0.00	581	73.30	100.00	0.00
Subtotal (Fixed Rate):	977	151,681,086.65	17.18%	6.718%	0.00%	647	71.48%	98.72%	18.57%

Total:	5,247	$882,786,993.35	100.00%	6.766%	82.82%	620	79.23%	99.47%	38.69%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 3.000	1,335	$274,083,429.31	37.49%	5.874%	100.00%	641	75.96%	99.75%	14.45%
3.001 - 3.500	735	128,383,081.24	17.56	6.564	100.00	614	81.34	98.79	50.74
3.501 - 4.000	566	96,124,483.25	13.15	7.038	100.00	613	87.09	100.00	72.73
4.001 - 4.500	526	81,062,475.68	11.09	7.485	100.00	599	87.24	99.98	70.63
4.501 - 5.000	434	59,740,481.14	8.17	7.843	100.00	584	85.16	99.65	69.35
5.001 - 5.500	240	36,428,884.71	4.98	7.934	100.00	570	77.70	100.00	39.61
5.501 - 6.000	161	20,537,105.75	2.81	8.135	100.00	572	79.33	98.54	36.08
6.001 - 6.500	101	12,579,373.50	1.72	8.319	100.00	574	81.63	100.00	52.35
6.501 - 7.000	80	10,312,002.86	1.41	8.242	100.00	580	83.36	100.00	59.35
7.001 - 7.500	35	5,133,190.58	0.70	8.385	100.00	571	79.88	100.00	37.18
7.501 - 8.000	27	3,336,251.05	0.46	8.598	100.00	572	81.96	100.00	57.60
8.001 - 8.500	13	1,763,065.68	0.24	8.744	100.00	567	85.61	100.00	70.87
8.501 - 9.000	8	668,940.84	0.09	9.929	100.00	537	78.69	100.00	34.13
9.001 - 9.500	5	543,139.86	0.07	9.904	100.00	521	75.00	100.00	16.89
9.501 - 10.000	3	345,226.78	0.05	10.334	100.00	525	74.03	100.00	18.46
10.001 >=	1	64,774.47	0.01	10.540	100.00	500	80.00	100.00	0.00
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
3.000	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1.000	4,247	$726,062,726.03	99.31%	6.773%	100.00%	615	80.83%	99.62%	42.85%
1.500	6	1,180,782.81	0.16	6.931	100.00	600	75.73	100.00	23.64
2.000	17	3,862,397.86	0.53	7.247	100.00	612	83.25	100.00	50.00
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
9.501 - 10.000	3	$915,803.00	0.13%	3.917%	100.00%	690	76.40%	100.00%	0.00%
10.001 - 10.500	14	3,994,858.55	0.55	4.434	100.00	666	74.54	100.00	0.00
10.501 - 11.000	90	25,112,500.66	3.43	4.880	100.00	672	75.30	100.00	6.84
11.001 - 11.500	247	58,273,931.82	7.97	5.349	100.00	648	75.35	99.30	15.27
11.501 - 12.000	571	126,819,218.10	17.35	5.821	100.00	634	76.47	99.40	23.27
12.001 - 12.500	644	123,377,783.53	16.88	6.338	100.00	623	79.59	99.89	36.50
12.501 - 13.000	830	140,037,758.17	19.15	6.816	100.00	611	82.15	99.77	50.49
13.001 - 13.500	546	82,419,325.62	11.27	7.326	100.00	600	84.30	99.00	59.29
13.501 - 14.000	502	74,739,268.85	10.22	7.785	100.00	595	86.06	99.58	69.43
14.001 - 14.500	297	39,237,260.74	5.37	8.289	100.00	584	85.82	99.96	63.40
14.501 - 15.000	271	31,673,594.38	4.33	8.779	100.00	574	85.15	100.00	66.24
15.001 - 15.500	136	14,303,922.91	1.96	9.212	100.00	563	82.84	100.00	48.39
15.501 - 16.000	64	6,219,252.61	0.85	9.765	100.00	538	76.86	100.00	34.69
16.001 - 16.500	31	2,388,015.27	0.33	10.271	100.00	535	79.22	100.00	36.97
16.501 - 17.000	18	1,291,779.49	0.18	10.803	100.00	526	81.81	100.00	49.86
17.001 - 17.500	5	275,383.00	0.04	11.291	100.00	570	85.00	100.00	100.00
17.501 - 18.000	1	26,250.00	0.00	11.750	100.00	504	72.92	100.00	0.00
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
<= 5.500	2,145	$376,141,150.70	51.45%	6.563%	100.00%	623	81.21%	99.72%	41.93%
5.501 - 6.000	366	78,944,895.36	10.80	6.043	100.00	623	75.95	99.40	21.41
6.001 - 6.500	393	76,923,237.87	10.52	6.447	100.00	620	79.46	100.00	38.74
6.501 - 7.000	429	72,690,233.47	9.94	6.848	100.00	608	80.64	99.56	47.95
7.001 - 7.500	264	39,855,599.11	5.45	7.351	100.00	598	83.30	98.46	59.10
7.501 - 8.000	264	38,706,734.32	5.29	7.811	100.00	593	85.33	99.19	66.59
8.001 - 8.500	158	21,434,166.30	2.93	8.298	100.00	581	84.74	99.92	56.94
8.501 - 9.000	131	15,030,550.42	2.06	8.778	100.00	567	82.51	100.00	55.84
9.001 - 9.500	61	6,777,377.91	0.93	9.249	100.00	555	81.42	100.00	39.62
9.501 - 10.000	28	2,333,057.61	0.32	9.799	100.00	533	73.64	100.00	25.16
10.001 - 10.500	18	1,589,182.51	0.22	10.316	100.00	531	77.67	100.00	23.84
10.501 - 11.000	9	503,788.12	0.07	10.803	100.00	529	83.45	100.00	68.90
11.001 - 11.500	4	175,933.00	0.02	11.314	100.00	565	85.00	100.00	100.00
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)	% MI
1 - 12	22	$4,764,475.22	0.65%	7.144%	100.00%	610	84.06%	100.00%	55.19%
13 - 24	4,097	695,256,517.30	95.10	6.797	100.00	614	80.91	99.64	43.54
25 - 36	151	31,084,914.18	4.25	6.236	100.00	638	78.62	99.10	25.74
Total:	4,270	$731,105,906.70	100.00%	6.776%	100.00%	615	80.83%	99.62%	42.86%